Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

30    Subsequent events

Acquisition of PGS and Mentes do Amanhã

On February 3, 2022, Arco concluded the acquisition of following solutions from Pearson Education do Brasil Ltda.:

(i) PGS: a K-12 bilingual courseware and teaching methodology, previously known as Pearson Global School; and (ii) Mentes do Amanhã (“Mentes”): a K12 supplemental solution focused on 21st century skills (social-emotional learning, financial literacy and technology).

The purchase consideration consists of: (i) R$ 15,000 paid in February 2022; and (ii) 1,5 x net revenue from sales until March 2022, which will be settled until April 2022.

This transaction broadens Arco’s supplemental market presence by adding high-quality solutions with pricing complementary to its portfolio. Arco believes in the large potential for English as a Second Language and in the favorable market trends for 21st century skills. An even stronger portfolio better positions Arco to capture this demand outside Arco’s school base.

Loan liquidation

On January 03, 2022, the Company paid in full a loan agreement through one of its subsidiaries Arco Educação, in the amount of R$ 201,883.

Shares repurchase

From January 1st, 2022, until March 31, 2022, the Company purchased an aggregate amount of 338,718 Class A common shares for a total of approximately US$ 6.6 million. This repurchase was made in accordance with the Repurchase Program mentioned in Note 19.